Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-14
Life Companies
Condensed Income Statements	15
Life Companies Consolidated Balance Sheets	16
Future Policy Benefits and Account Balances	17
Investments
Net Investment Income	18
Net Realized Investment Gains (Losses)	19
Unrealized Losses	20
Credit Quality of Fixed Maturities	21
Property and Casualty Statutory Ratios	22-25
Historical Financial Highlights	26-27
Other Information	28
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2006	2005	% Change	2006	2005	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$35.0	$(27.8)	N/M	$137.7	$68.8	N/M
Commercial Lines	7.7	(101.0)	N/M	76.9	(49.5)	N/M
Other	10.1	1.1	N/M	16.1	4.9	N/M

Total Property and Casualty	52.8	(127.7)	N/M	230.7	24.2	N/M

Life Companies	(1.1)	(0.9)	22.2	(4.0)	(17.7)	(77.4)
Interest expense on corporate debt	(10.0)	(10.0)	—	(29.9)	(29.9)	—

Total segment income (loss)	41.7	(138.6)	N/M	196.8	(23.4)	N/M

Federal income tax (expense) benefit on P&C segment income	(15.2)	40.8	N/M	(74.4)	(3.5)	N/M
Federal income tax benefit (expense) on other segment income	1.1	(11.2)	N/M	13.1	3.8	N/M

Total federal income tax (expense) benefit on segment income	(14.1)	29.6	N/M	(61.3)	0.3	N/M

Total segment income (loss) after taxes	$27.6	$(109.0)	N/M	$135.5	$(23.1)	N/M

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME

Total segment income (loss) after taxes	$27.6	$(109.0)	N/M	$135.5	$(23.1)	N/M
Change in prior years tax reserves	—	—	N/M	—	2.3	N/M
Net realized investment gains (losses), net of amortization	2.0	(2.0)	—	11.4	12.9	(11.6)
Gains (losses) on derivative instruments	0.1	0.2	(50.0)	0.2	(0.3)	N/M
Restructuring costs	(0.5)	(0.4)	25.0	(1.4)	(1.3)	7.7
Federal income tax (expense) benefit on non-segment income	(0.7)	5.8	N/M	(3.5)	1.6	N/M

Income (loss) from continuing operations, net of taxes	28.5	(105.4)	N/M	142.2	(7.9)	N/M
Income from discontinued variable life insurance and annuity business, net of taxes	—	17.6	N/M	—	38.6	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(2.9)	(474.6)	(99.4)	(25.8)	(474.6)	(94.6)
Gain on sale of Financial Profiles, Inc., net of taxes	7.8	—	N/M	7.8	—	N/M

Income (loss) before cumulative effect of accounting change	33.4	(562.4)	N/M	124.2	(443.9)	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	0.6	—	N/M

Net income (loss)	$33.4	$(562.4)	N/M	$124.8	$(443.9)	N/M

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended September 30			Nine Months ended September 30
	2006	2005	% Change	2006	2005	% Change
PER SHARE DATA (DILUTED)
Total segment income (loss)	$0.81	$(2.59)	N/M	$3.77	$(0.44)	N/M
Federal income tax (benefit) expense on segment income	(0.27)	0.55	N/M	(1.17)	0.01	N/M

Total segment income (loss) after taxes	0.54	(2.04)	N/M	2.60	(0.43)	N/M
Change in prior years tax reserves	—	—	N/M	—	0.04	N/M
Net realized investment gains (losses), net of amortization	0.04	(0.04)	N/M	0.22	0.24	(8.3)
Losses on derivative instruments	—	—	N/M	—	(0.01)	N/M
Restructuring costs	(0.01)	(0.01)	—	(0.02)	(0.02)	—
Federal income tax (benefit) expense on non-segment income	(0.01)	0.12	N/M	(0.07)	0.03	N/M

Income (loss) from continuing operations, net of taxes	0.56	(1.97)	N/M	2.73	(0.15)	N/M
Income from discontinued variable life insurance and annuity business, net of taxes	—	0.33	N/M	—	0.72	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(0.06)	(8.87)	(99.3)	(0.49)	(8.88)	(94.5)
Gain on sale of Financial Profiles, Inc., net of taxes	0.15	—	N/M	0.14	—	N/M

Income (loss) before cumulative effect of accounting change	0.65	(10.51)	N/M	2.38	(8.31)	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	0.01	—	N/M

Net income (loss)	$0.65	$(10.51)	N/M	$2.39	$(8.31)	N/M

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	September 30 2006	December 31 2005		% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,834.8	$1,709.8		7.3
First Allmerica Financial Life Insurance Company (consolidated)	353.3	367.0		(3.7)
THG Holding Company debt (1)	(499.5)	(499.5)		—
THG Holding Company and other	220.7	374.0		(41.0)

Total shareholders’ equity	$1,909.3	$1,951.3		(2.2)

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,343.9	$1,204.6		11.6
First Allmerica Financial Life Insurance Company	$201.3	$195.2		3.1

The Hanover Insurance Company (consolidated) premium to surplus ratio	1.7:1	1.8:1		N/M
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	497%	410%		87.0

Book value per share
The Hanover Insurance Company (consolidated)	$36.02	$31.81		13.2
First Allmerica Financial Life Insurance Company (consolidated)	6.94	6.82		1.8
THG Holding Company debt (1)	(9.81)	(9.47)		3.6
THG Holding Company and other	4.34	7.14		(39.2)

Total book value per share	$37.49	$36.30		3.3

THG book value per share, excluding accumulated other comprehensive income	$39.20	$37.33		5.0

The Hanover Insurance Company (consolidated) book value per share, excluding accumulated other comprehensive income	$36.68	$32.00		14.6

Shares outstanding (2)	50.9	53.7

Stock price	$44.63	$41.77		6.8
Price/book value per share	1.2x	1.2	x	—	x
Debt/equity	26.6%	26.1%		0.5	pts
Debt/total capital	21.0%	20.7%		0.3	pts

(1)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(2)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
(In millions, except per share data)	2006	2005	% Change	2006	2005	% Change
REVENUES
Premiums	$568.2	$525.7	8.1	$1,682.4	$1,650.3	1.9
Fees and other income	22.6	22.2	1.8	58.8	60.8	(3.3)
Net investment income	78.3	79.4	(1.4)	237.8	238.0	(0.1)
Net realized investment gains	2.1	1.9	10.5	10.6	18.1	(41.4)

Total revenues	671.2	629.2	6.7	1,989.6	1,967.2	1.1

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	399.5	566.9	(29.5)	1,114.8	1,340.9	(16.9)
Policy acquisition expenses	121.7	116.5	4.5	352.8	347.9	1.4
Losses on derivative instruments	0.2	1.4	(85.7)	0.4	1.6	(75.0)
Restructuring costs	0.5	0.4	25.0	1.4	1.3	7.7
Other operating expenses	106.0	84.8	25.0	313.2	287.6	8.9

Total benefits, losses and expenses	627.9	770.0	(18.5)	1,782.6	1,979.3	(9.9)

Income (loss) from continuing operations before federal income taxes	43.3	(140.8)	N/M	207.0	(12.1)	N/M
Federal income tax expense (benefit)	14.8	(35.4)	N/M	64.8	(4.2)	N/M

Income (loss) from continuing operations	28.5	(105.4)	N/M	142.2	(7.9)	N/M

Income from discontinued variable life insurance and annuity business, net of taxes	—	17.6	N/M	—	38.6	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(2.9)	(474.6)	(99.4)	(25.8)	(474.6)	(94.6)
Gain on sale of Financial Profiles, Inc., net of taxes	7.8	—	N/M	7.8	—	N/M

Income (loss) before cumulative effect of change in accounting principle	33.4	(562.4)	N/M	124.2	(443.9)	N/M

Cumulative effect of change in accounting principle, net of taxes	—	—	—	0.6	—	N/M

Net income (loss)	$33.4	$(562.4)	N/M	$124.8	$(443.9)	N/M

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
	2006	2005	% Change	2006	2005	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$0.56	$(1.97)	N/M	$2.73	$(0.15)	N/M
Income from discontinued variable life insurance and annuity business, net of taxes	—	0.33	N/M	—	0.72	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(0.06)	(8.87)	(99.3)	(0.49)	(8.88)	(94.5)
Gain on sale of Financial Profiles, Inc., net of taxes	0.15	—	N/M	0.14	—	N/M

Income (loss) before cumulative effect of change in accounting principle	0.65	(10.51)	N/M	2.38	(8.31)	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	0.01	—	N/M

Net income (loss) (1)	$0.65	$(10.51)	N/M	$2.39	$(8.31)	N/M

Weighted average shares outstanding (2)	51.3	53.5		52.2	53.4

(1)	Basic income per share for the quarter and nine months ended September 30, 2006 was $0.66 and $2.42, respectively. Per share data for the quarter and nine months ended September 30, 2005 represents basic loss per share due to antidilution.
(2)	Weighted average shares outstanding for the quarter and nine months ended September 30, 2005 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	September 30 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $5,498.4 and $5,685.9)	$5,474.9	$5,708.2	(4.1)
Equity securities, at fair value (cost of $12.1 and $13.0)	17.3	18.0	(3.9)
Mortgage loans	59.4	99.6	(40.4)
Policy loans	127.2	139.9	(9.1)
Other long-term investments	40.5	42.6	(4.9)

Total investments	5,719.3	6,008.3	(4.8)

Cash and cash equivalents	391.9	701.5	(44.1)
Accrued investment income	72.6	76.5	(5.1)
Premiums, accounts and notes receivable, net	606.9	493.2	23.1
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,391.7	1,617.3	(13.9)
Deferred policy acquistion costs	237.9	209.0	13.8
Deferred federal income taxes	432.5	465.3	(7.0)
Goodwill	121.4	128.2	(5.3)
Other assets	345.6	362.8	(4.7)
Separate account assets	524.2	571.9	(8.3)

Total assets	$9,844.0	$10,634.0	(7.4)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,281.5	$1,336.1	(4.1)
Outstanding claims, losses and loss adjustment expenses	3,279.9	3,551.6	(7.7)
Unearned premiums	1,141.6	1,011.3	12.9
Contractholder deposit funds and other policy liabilities	203.2	254.7	(20.2)

Total policy liabilities and accruals	5,906.2	6,153.7	(4.0)

Expenses and taxes payable	898.2	1,062.0	(15.4)
Reinsurance premiums payable	60.4	92.0	(34.3)
Trust instruments supported by funding obligations	36.9	294.3	(87.5)
Long-term debt	508.8	508.8	—
Separate account liabilities	524.2	571.9	(8.3)

Total liabilities	7,934.7	8,682.7	(8.6)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,809.0	1,785.1	1.3
Accumulated other comprehensive loss	(87.5)	(59.5)	47.1
Retained earnings	685.4	589.8	16.2
Treasury stock at cost (9.6 and 6.8 million shares)	(498.2)	(364.7)	36.6

Total shareholders’ equity	1,909.3	1,951.3	(2.2)

Total liabilities and shareholders’ equity	$9,844.0	$10,634.0	(7.4)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2006	2005	% Change	2006	2005	% Change
REVENUES
Net premiums written	$602.9	$542.0	11.2	$1,775.3	$1,647.9	7.7
Change in unearned premiums, net of prepaid reinsurance premiums	(40.3)	(22.3)	80.7	(122.4)	(28.2)	N/M

Net premiums earned	562.6	519.7	8.3	1,652.9	1,619.7	2.0
Net investment income	55.9	52.2	7.1	168.4	154.4	9.1
Other income	20.9	14.0	49.3	48.7	39.1	24.6

Total segment revenue	639.4	585.9	9.1	1,870.0	1,813.2	3.1

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	380.2	541.3	(29.8)	1,044.6	1,256.5	(16.9)
Policy acquisition expenses	121.5	115.1	5.6	352.1	342.7	2.7
Other operating expenses	84.9	57.2	48.4	242.6	189.8	27.8

Total losses and operating expenses	586.6	713.6	(17.8)	1,639.3	1,789.0	(8.4)

Segment income (loss) before federal income taxes	$52.8	$(127.7)	N/M	$230.7	$24.2	N/M

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	September 30 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,944.1 and $3,810.7)	$3,928.5	$3,822.1	2.8
Equity securities, at fair value (cost of $3.9 and $2.0)	6.3	6.0	5.0
Mortgage loans	24.2	45.0	(46.2)
Other long-term investments	0.3	0.3	—

Total investments	3,959.3	3,873.4	2.2

Cash and cash equivalents	175.7	322.9	(45.6)
Accrued investment income	49.5	48.1	2.9
Premiums, accounts, and notes receivable, net	604.7	489.2	23.6
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,028.2	1,226.3	(16.2)
Deferred policy acquistion costs	232.5	201.9	15.2
Deferred federal income tax asset	235.9	246.5	(4.3)
Goodwill	121.4	121.4	—
Other assets	189.3	181.5	4.3

Total assets	$6,596.5	$6,711.2	(1.7)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,197.6	$3,458.7	(7.5)
Unearned premiums	1,140.0	1,009.7	12.9
Contractholder deposit funds and other policy liabilities	2.2	3.0	(26.7)

Total policy liabilities and accruals	4,339.8	4,471.4	(2.9)

Expenses and taxes payable	361.6	444.5	(18.7)
Reinsurance premiums payable	60.3	85.5	(29.5)

Total liabilities	4,761.7	5,001.4	(4.8)

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive loss	(33.3)	(9.6)	N/M
Retained earnings	1,693.9	1,545.2	9.6

Total shareholder’s equity	1,834.8	1,709.8	7.3

Total liabilities and shareholder’s equity	$6,596.5	$6,711.2	(1.7)

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Quarter ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$253.7	$118.8	$10.7	$383.2	$27.2	$48.7	$86.2	$57.6	$219.7	$—	$602.9

Net premiums earned	$241.6	$101.6	$9.9	$353.1	$26.8	$48.6	$84.7	$49.4	$209.5	$—	$562.6
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	149.5	40.0	3.2	192.7	20.5	27.0	36.7	16.1	100.3	—	293.0
Prior year loss and LAE reserve development (favorable) unfavorable	(16.1)	2.1	0.4	(13.6)	(8.2)	(8.1)	(8.6)	(0.8)	(25.7)	0.1	(39.2)
Pre-tax catastrophe losses	1.0	14.4	1.2	16.6	—	0.7	32.8	5.7	39.2	—	55.8
Pre-tax catastrophe LAE	0.6	3.4	0.1	4.1	—	—	4.0	0.3	4.3	—	8.4
Loss adjustment expenses excluding prior year reserve development	30.9	8.9	0.3	40.1	3.4	4.6	11.0	2.9	21.9	0.1	62.1
Policy acquisition expenses and other underwriting expenses				107.2					88.9	—	196.1
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit (loss)				6.0					(19.5)	(0.2)	(13.7)
Net investment income				26.7					26.0	3.2	55.9
Other income				3.4					4.1	13.4	20.9
Other operating expenses				(1.1)					(2.9)	(6.3)	(10.3)

Segment income before federal income taxes				$35.0					$7.7	$10.1	$52.8

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$241.2	$102.3	$10.0	$353.5	$28.1	$49.3	$72.3	$38.8	$188.5	$—	$542.0

Net premiums earned	$235.0	$87.5	$8.9	$331.4	$30.9	$48.4	$77.2	$31.8	$188.3	$—	$519.7
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	145.2	41.6	3.3	190.1	24.1	25.5	37.9	14.2	101.7	—	291.8
Prior year loss and LAE reserve development (favorable) unfavorable	(11.3)	(3.0)	0.9	(13.4)	(2.0)	(2.3)	(3.6)	(3.3)	(11.2)	1.2	(23.4)
Pre-tax catastrophe losses	3.8	77.8	0.7	82.3	—	—	128.8	3.8	132.6	—	214.9
Pre-tax catastrophe LAE	0.1	1.7	—	1.8	—	—	1.8	—	1.8	—	3.6
Loss adjustment expenses excluding prior year reserve development	24.9	7.7	0.4	33.0	4.7	4.1	9.9	2.4	21.1	0.2	54.3
Policy acquisition expenses and other underwriting expenses				94.6					69.8	—	164.4
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting loss				(57.0)					(127.6)	(1.4)	(186.0)
Net investment income				25.6					25.3	1.3	52.2
Other income				4.8					3.2	6.0	14.0
Other operating expenses				(1.2)					(1.9)	(4.8)	(7.9)

Segment (loss) income before federal income taxes				$(27.8)					$(101.0)	$1.1	$(127.7)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Nine Months ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$749.7	$305.6	$30.2	$1,085.5	$90.5	$154.3	$275.4	$169.3	$689.5	$0.3	$1,775.3

Net premiums earned	$710.8	$297.3	$29.3	$1,037.4	$82.5	$144.5	$252.0	$136.3	$615.3	$0.2	$1,652.9
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	434.0	125.1	9.6	568.7	62.9	74.7	110.1	43.4	291.1	—	859.8
Prior year loss and LAE reserve development (favorable) unfavorable	(37.2)	0.1	(1.9)	(39.0)	(17.9)	(11.9)	(20.8)	(3.1)	(53.7)	1.4	(91.3)
Pre-tax catastrophe losses	2.4	25.2	1.6	29.2	—	1.9	38.3	13.2	53.4	—	82.6
Pre-tax catastrophe LAE	(0.2)	2.7	0.1	2.6	—	—	5.5	0.3	5.8	—	8.4
Loss adjustment expenses excluding prior year reserve development	87.4	27.5	1.6	116.5	11.4	12.0	35.4	8.9	67.7	0.5	184.7
Policy acquisition expenses and other underwriting expenses				310.3					255.1	(0.3)	565.1
Policyholders’ dividends				—					0.4	—	0.4

GAAP underwriting profit (loss)				49.1					(4.5)	(1.4)	43.2
Net investment income				80.1					78.3	10.0	168.4
Other income				11.6					12.1	25.0	48.7
Other operating expenses				(3.1)					(9.0)	(17.5)	(29.6)

Segment income before federal income taxes				$137.7					$76.9	$16.1	$230.7

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$719.0	$288.6	$29.4	$1,037.0	$96.9	$151.9	$251.0	$110.9	$610.7	$0.2	$1,647.9

Net premiums earned	$722.9	$293.5	$28.8	$1,045.2	$95.6	$143.0	$245.4	$90.3	$574.3	$0.2	$1,619.7
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	464.4	132.9	10.0	607.3	74.2	74.3	118.2	35.3	302.0	—	909.3
Prior year loss and LAE reserve development (favorable) unfavorable	(24.6)	(7.8)	(0.1)	(32.5)	(0.2)	(2.7)	(15.1)	(4.9)	(22.9)	2.4	(53.0)
Pre-tax catastrophe losses	4.5	87.7	1.3	93.5	—	0.2	135.3	5.2	140.7	—	234.2
Pre-tax catastrophe LAE	0.1	1.7	—	1.8	—	—	1.8	—	1.8	—	3.6
Loss adjustment expenses excluding prior year reserve development	76.0	20.1	1.1	97.2	14.9	12.3	30.5	6.6	64.3	0.3	161.8
Policy acquisition expenses and other underwriting expenses				293.3					215.5	(0.5)	508.3
Policyholders’ dividends				—					0.6	—	0.6

GAAP underwriting loss				(15.4)					(127.7)	(2.0)	(145.1)
Net investment income				75.7					74.8	3.9	154.4
Other income				12.4					9.4	17.3	39.1
Other operating expenses				(3.9)					(6.0)	(14.3)	(24.2)

Segment income (loss) before federal income taxes				$68.8					$(49.5)	$4.9	$24.2

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	61.9%	39.4%	32.3%	54.6%	76.5%	55.6%	43.3%	32.6%	47.9%	N/M	52.1%
Catastrophe losses	0.4%	14.2%	12.1%	4.7%	—	1.4%	38.7%	11.5%	18.7%	N/M	9.9%
Loss develop- ment	(6.7)%	2.5%	2.0%	(3.9)%	(28.0)%	(16.3)%	(8.6)%	(3.8)%	(11.8)%	N/M	(6.8)%

Total loss reserves	55.6%	56.1%	46.4%	55.4%	48.5%	40.7%	73.4%	40.3%	54.8%	N/M	55.2%
Loss adjustment expenses	12.9%	8.4%	5.1%	11.4%	10.1%	9.1%	11.5%	8.1%	9.9%	N/M	10.8%
Pre-tax catastrophe LAE	0.2%	3.3%	1.0%	1.2%	—	—	4.7%	0.6%	2.1%	N/M	1.5%
Policy acquisition and other under- writing expenses				30.4%					42.4%	N/M	34.9%
Policyholders’ dividends				—					—	N/M	—

Combined				98.4%					109.2%	N/M	102.4%

Policies in force	5.6%	(2.0)%	—	1.8%	(5.3)%	(1.5)%	(2.6)%	4.5%	(0.1)%	—	1.5%
Retention (1)	76.8%	83.6%	N/M	80.5%	84.8%	78.1%	82.7%	85.0%	82.3%

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	61.8%	47.5%	37.1%	57.4%	78.0%	52.7%	49.1%	44.6%	54.0%	N/M	56.2%
Catastrophe losses	1.6%	88.9%	7.9%	24.8%	—	—	166.8%	11.9%	70.4%	N/M	41.4%
Loss develop- ment	(5.2)%	(3.2)%	11.2%	(4.3)%	(1.0)%	(4.6)%	(3.5)%	(11.3)%	(4.7)%	N/M	(4.2)%

Total loss reserves	58.2%	133.2%	56.2%	77.9%	77.0%	48.1%	212.4%	45.2%	119.7%	N/M	93.4%
Loss adjustment expenses	11.1%	8.6%	3.4%	10.2%	9.7%	8.3%	11.7%	8.5%	9.9%	N/M	10.1%
Pre-tax catastrophe LAE	—	1.9%	—	0.5%	—	—	2.3%	—	1.0%	N/M	0.7%
Policy acquisition and other under- writing expenses				28.5%					37.1%	N/M	31.6%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				117.1%					167.8%	N/M	135.8%

Policies in force	(9.3)%	(6.8)%	(5.6)%	(7.9)%	(2.8)%	(1.5)%	(2.7)%	2.5%	(0.7)%	—	(7.1)%
Retention (1)	79.6%	82.1%	N/M	81.0%	71.6%	79.0%	79.1%	N/M	78.4%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP PROPERTY AND CASUALTY GAAP UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM	RATIOS EXCLUDE REINSTATEMENT PREMIUM

	Quarter ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	61.9%	39.4%	32.3%	54.6%	76.5%	55.6%	43.3%	32.6%	47.9%	N/M	52.1%
Catastrophe losses	0.4%	14.2%	12.1%	4.7%	—	1.4%	38.7%	11.5%	18.7%	N/M	9.9%
Loss develop- ment	(6.7)%	2.5%	2.0%	(3.9)%	(28.0)%	(16.3)%	(8.6)%	(3.8)%	(11.8)%	N/M	(6.8)%

Total loss reserves	55.6%	56.1%	46.4%	55.4%	48.5%	40.7%	73.4%	40.3%	54.8%	N/M	55.2%
Loss adjustment expenses	12.9%	8.4%	5.1%	11.4%	10.1%	9.1%	11.5%	8.1%	9.9%	N/M	10.8%
Pre-tax catastrophe LAE	0.2%	3.3%	1.0%	1.2%	—	—	4.7%	0.6%	2.1%	N/M	1.5%
Policy acquisition and other under- writing expenses				30.4%					42.4%	N/M	34.9%
Policyholders’ dividends				—					—	N/M	—

Combined				98.4%					109.2%	N/M	102.4%

Policies in force	5.6%	(2.0)%	—	1.8%	(5.3)%	(1.5)%	(2.6)%	4.5%	(0.1)%	—	1.5%
Retention (1)	76.8%	83.6%	N/M	80.5%	84.8%	78.1%	82.7%	85.0%	82.3%

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	61.1%	41.1%	33.0%	54.4%	78.0%	52.3%	44.9%	42.2%	51.4%	N/M	53.4%
Catastrophe losses	1.6%	76.8%	7.0%	23.6%	—	—	152.6%	11.3%	67.1%	N/M	39.3%
Loss develo- pment	(5.2)%	(2.8)%	10.0%	(4.0)%	(1.0)%	(4.5)%	(3.2)%	(10.7)%	(4.4)%	N/M	(4.0)%

Total loss reserves	57.5%	115.1%	50.0%	74.0%	77.0%	47.8%	194.3%	42.8%	114.1%	N/M	88.7%
Loss adjustment expenses	10.9%	7.4%	3.0%	9.7%	9.7%	8.2%	10.7%	8.0%	9.5%	N/M	9.6%
Pre-tax catastrophe LAE	—	1.7%	—	0.5%	—	—	2.1%	—	0.9%	N/M	0.7%
Policy acquisition and other under- writing expenses				27.1%					35.3%	N/M	30.1%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				111.3%					159.9%	N/M	129.1%

Policies in force	(9.3)%	(6.8)%	(5.6)%	(7.9)%	(2.8)%	(1.5)%	(2.7)%	(2.5)%	(0.7)%	—	(7.1)%
Retention (1)	79.6%	82.1%	N/M	81.0%	71.6%	79.0%	79.1%	N/M	78.4%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Nine Months ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	61.1%	42.1%	32.8%	54.8%	76.3%	51.7%	43.7%	31.8%	47.3%	N/M	52.0%
Catastrophe losses	0.3%	8.5%	5.5%	2.8%	—	1.3%	15.2%	9.7%	8.7%	N/M	5.0%
Loss develop- ment	(5.4)%	0.9%	(6.8)%	(3.7)%	(18.8)%	(8.2)%	(5.9)%	(3.7)%	(7.6)%	N/M	(5.0)%

Total loss reserves	56.0%	51.5%	31.5%	53.9%	57.5%	44.8%	53.0%	37.8%	48.4%	N/M	52.0%
Loss adjustment expenses	12.5%	8.4%	5.8%	11.1%	10.9%	8.3%	11.7%	7.9%	10.0%	N/M	10.7%
Pre-tax catastrophe LAE	—	0.9%	0.3%	0.3%	—	—	2.2%	0.2%	0.9%	N/M	0.5%
Policy acquisition and other under- writing expenses				29.9%					41.5%	N/M	34.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.2%					100.9%	N/M	97.4%

Policies in force	5.6%	(2.0)%	—	1.8%	(5.3)%	(1.5)%	(2.6)%	4.5%	(0.1)%	—	1.5%
Retention (1)	76.8%	83.6%	N/M	80.5%	76.6%	77.8%	82.7%	83.3%	80.8%

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	64.2%	45.3%	34.7%	58.1%	77.6%	51.9%	48.2%	39.1%	52.6%	N/M	56.1%
Catastrophe losses	0.6%	29.9%	4.5%	8.9%	—	0.1%	55.1%	5.8%	24.5%	N/M	14.5%
Loss develop- ment	(3.5)%	(2.2)%	0.4%	(3.0)%	4.4%	(1.8)%	(4.3)%	(6.0)%	(2.5)%	N/M	(2.7)%

Total loss reserves	61.3%	73.0%	39.6%	64.0%	82.0%	50.2%	99.0%	38.9%	74.6%	N/M	67.9%
Loss adjustment expenses	10.7%	6.4%	3.1%	9.2%	11.0%	8.5%	10.6%	7.9%	9.7%	N/M	9.4%
Pre-tax catastrophe LAE	—	0.6%	—	0.2%	—	—	0.7%	—	0.3%	—	0.2%
Policy acquisition and other under- writing expenses				28.1%					37.5%	N/M	31.4%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				101.5%					122.2%	N/M	108.9%

Policies in force	(9.3)%	(6.8)%	(5.6)%	(7.9)%	(2.8)%	(1.5)%	(2.7)%	2.5%	(0.7)%	—	(7.1)%
Retention (1)	79.6%	82.1%	N/M	81.0%	76.4%	80.8%	80.9%	N/M	80.6%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP PROPERTY AND CASUALTY GAAP UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM	RATIOS EXCLUDE REINSTATEMENT PREMIUM

	Nine Months ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	61.1%	42.1%	32.8%	54.8%	76.3%	51.7%	43.7%	31.8%	47.3%	N/M	52.0%
Catastrophe losses	0.3%	8.5%	5.5%	2.8%	—	1.3%	15.2%	9.7%	8.7%	N/M	5.0%
Loss development	(5.4)%	0.9%	(6.8)%	(3.7)%	(18.8)%	(8.2)%	(5.9)%	(3.7)%	(7.6)%	N/M	(5.0)%

Total loss reserves	56.0%	51.5%	31.5%	53.9%	57.5%	44.8%	53.0%	37.8%	48.4%	N/M	52.0%
Loss adjustment expenses	12.5%	8.4%	5.8%	11.1%	10.9%	8.3%	11.7%	7.9%	10.0%	N/M	10.7%
Pre-tax catastrophe LAE	—	0.9%	0.3%	0.3%	—	—	2.2%	0.2%	0.9%		0.5%
Policy acquisition and other underwriting expenses				29.9%					41.5%	N/M	34.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.2%					100.9%	N/M	97.4%

Policies in force	5.6%	(2.0)%	—	1.8%	(5.3)%	(1.5)%	(2.6)%	4.5%	(0.1)%	—	1.5%
Retention (1)	76.8%	83.6%	N/M	80.5%	76.6%	77.8%	82.7%	83.3%	80.8%

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	64.0%	43.3%	33.5%	57.1%	77.6%	51.8%	46.8%	38.3%	51.7%	N/M	55.2%
Catastrophe losses	0.6%	28.5%	4.3%	8.8%	—	0.1%	53.6%	5.6%	24.1%	N/M	14.2%
Loss development	(3.5)%	(2.1)%	0.3%	(3.0)%	4.4%	(1.8)%	(4.2)%	(5.9)%	(2.4)%	N/M	(2.6)%

Total loss reserves	61.1%	69.7%	38.1%	62.9%	82.0%	50.1%	96.2%	38.0%	73.4%	N/M	66.8%
Loss adjustment expenses	10.6%	6.1%	3.0%	9.1%	11.0%	8.5%	10.3%	7.7%	9.6%	N/M	9.3%
Pre-tax catastrophe LAE	—	0.5%	—	0.2%	—	—	0.7%	—	0.3%	N/M	0.2%
Policy acquisition and other under- writing expenses				27.6%					36.9%	N/M	30.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				99.8%					120.3%	N/M	107.2%

Policies in force	(9.3)%	(6.8)%	(5.6)%	(7.9)%	(2.8)%	(1.5)%	(2.7)%	2.5%	0.7%	—	(7.1)%
Retention (1)	79.6%	82.1%	N/M	81.0%	76.4%	80.8%	80.9%	N/M	80.6%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2006	2005	% Change	2006	2005	% Change
REVENUES
Premiums	$5.6	$6.0	(6.7)	$29.5	$30.6	(3.6)
Fees and other income	3.4	8.8	(61.4)	15.1	27.3	(44.7)
Net investment income	22.2	27.1	(18.1)	68.9	83.4	(17.4)

Total segment revenue	31.2	41.9	(25.5)	113.5	141.3	(19.7)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	19.2	21.8	(11.9)	71.0	79.2	(10.4)
Policy acquisition expenses	0.2	1.5	(86.7)	0.7	5.2	(86.5)
Other operating expenses	12.9	19.5	(33.8)	45.8	74.6	(38.6)

Total policy benefits, claims and operating expenses	32.3	42.8	(24.5)	117.5	159.0	(26.1)

Segment loss before federal income taxes	$(1.1)	$(0.9)	22.2	$(4.0)	$(17.7)	(77.4)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	September 30 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $1,407.9 and $1,789.8)	$1,405.4	$1,801.2	(22.0)
Equity securities, at fair value (cost of $0.5 and $1.7)	1.7	2.7	(37.0)
Mortgage loans	35.2	54.8	(35.8)
Policy loans	127.2	139.9	(9.1)
Other long-term investments	40.2	42.3	(5.0)

Total investments	1,609.7	2,040.9	(21.1)

Cash and cash equivalents	77.3	101.9	(24.1)
Accrued investment income	21.6	27.6	(21.7)
Premiums, accounts, and notes receivable, net	2.2	4.0	(45.0)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	363.5	391.0	(7.0)
Deferred policy acquistion costs	5.4	7.1	(23.9)
Deferred federal income tax asset	180.1	204.6	(12.0)
Other assets	99.7	91.2	9.3
Separate account assets	524.2	571.9	(8.3)

Total assets	$2,883.7	$3,440.2	(16.2)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,281.5	$1,336.1	(4.1)
Outstanding claims, losses and loss adjustment expenses	82.3	92.9	(11.4)
Unearned premiums	1.6	1.6	—
Contractholder deposit funds and other policy liabilities	201.0	251.7	(20.1)

Total policy liabilities and accruals	1,566.4	1,682.3	(6.9)

Expenses and taxes payable	402.8	518.2	(22.3)
Reinsurance premiums payable	0.1	6.5	(98.5)
Trust instruments supported by funding obligations	36.9	294.3	(87.5)
Separate account liabilities	524.2	571.9	(8.3)

Total liabilities	2,530.4	3,073.2	(17.7)

SHAREHOLDER’S EQUITY
Common stock, par value $10 per share; authorized 1 million shares; issued 500,000 shares	5.0	5.0	—
Additional paid-in capital	684.9	684.9	—
Accumulated other comprehensive loss	(27.8)	(26.3)	5.7
Retained deficit	(308.8)	(296.6)	4.1

Total shareholder’s equity	353.3	367.0	(3.7)

Total liabilities and shareholder’s equity	$2,883.7	$3,440.2	(16.2)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

	Gross			Net of Reinsurance Recoverables
(In millions)	September 30 2006	December 31 2005	% Change	September 30 2006	December 31 2005	% Change
Insurance
Traditional life	$727.3	$760.2	(4.3)	$727.1	$760.0	(4.3)
Universal life	0.9	1.0	(10.0)	—	—	—
Variable universal life	29.5	32.9	(10.3)	—	—	—
Individual health	18.2	18.7	(2.7)	1.1	0.4	N/M

Total insurance	775.9	812.8	(4.5)	728.2	760.4	(4.2)

Annuities
Individual annuities	104.3	113.5	(8.1)	11.7	15.7	(25.5)
Group annuities	382.0	400.7	(4.7)	376.6	395.5	(4.8)

Total annuities	486.3	514.2	(5.4)	388.3	411.2	(5.6)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	5.1	30.3	(83.2)	5.1	30.3	(83.2)

Total general account reserves	$1,267.3	$1,357.3	(6.6)	$1,121.6	$1,201.9	(6.7)

Trust instruments supported by funding obligations	$36.9	$294.3	(87.5)	$36.9	$294.3	(87.5)

SEPARATE ACCOUNT LIABILITIES
Variable universal life	$67.7	$67.6	0.1	$67.7	$67.6	0.1
Variable individual annuities	355.5	405.5	(12.3)	355.5	405.5	(12.3)

Total individual	423.2	473.1	(10.5)	423.2	473.1	(10.5)
Group variable universal life	2.2	2.6	(15.4)	2.2	2.6	(15.4)
Group annuities	98.8	96.2	2.7	98.8	96.2	2.7

Total group	101.0	98.8	2.2	101.0	98.8	2.2

Total separate account liabilities (1)	$524.2	$571.9	(8.3)	$524.2	$571.9	(8.3)

(1)	Includes separate account liabilities subject to a modified coinsurance agreement with AFLIAC of $419.5 million and $465.7 million as of September 30, 2006 and December 31, 2005, respectively.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Nine Months ended September 30, 2006
(In millions, except yields)	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$162.2	5.54%	$60.3	5.65%	$222.5	5.57%
Equity securities	1.0	—	—	—	1.0	—
Mortgages	2.5	9.58%	3.0	8.83%	5.5	9.16%
All other	7.6	—	7.5	—	15.1	—
Investment expenses	(4.4)	—	(1.9)	—	(6.3)	—

Total	$168.9	5.34%	$68.9	5.35%	$237.8	5.34%

	Nine Months ended September 30, 2005
	Property and Casualty (1)	Yield	Life Companies (2)	Yield	Total	Yield
Fixed maturities	$155.2	5.54%	$82.5	5.66%	$237.7	5.58%
Equity securities	0.7	—	—	—	0.7	—
Mortgages	3.3	9.04%	4.1	9.32%	7.4	9.20%
All other	(1.3)	—	0.7	—	(0.6)	—
Investment expenses	(3.3)	—	(3.9)	—	(7.2)	—

Total	$154.6	5.36%	$83.4	4.93%	$238.0	5.20%

(1)	Includes purchase accounting adjustments of $2.4 million for the nine months ended September 30, 2006 and 2005. Also includes corporate eliminations of $0.1 million and $0.4 million for the nine months ended September 30, 2006 and 2005, respectively.
(2)	Excludes AFLIAC discontinued operations of $60.9 million for the nine months ended September 30, 2005.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended September 30
(In millions)	2006			2005
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains on securities transactions	$2.8	$0.7	$3.5	$3.4	$3.3	$6.7
Other than temporary impairments	(1.2)	(0.3)	(1.5)	(3.9)	(0.9)	(4.8)
Other	—	0.1	0.1	—	—	—

Net realized investment gains (losses)	$1.6	$0.5	$2.1	$(0.5)	$2.4	$1.9

	Nine Months ended September 30
	2006			2005
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains on securities transactions	$18.6	$0.3	$18.9	$6.6	$19.1	$25.7
Other than temporary impairments	(3.8)	(4.4)	(8.2)	(6.9)	(1.4)	(8.3)
Other	(0.1)	—	(0.1)	(0.7)	1.4	0.7

Net realized investment gains (losses)	$14.7	$(4.1)	$10.6	$(1.0)	$19.1	$18.1

(1)	Includes corporate eliminations of $0.1 million for the quarters ended September 30, 2006 and 2005, respectively, and corporate eliminations of $3.7 million and $0.8 million for the nine months ended September 30, 2006 and 2005, respectively.
(2)	Excludes discontinued operations of $(1.9) million for the quarter ended September 30, 2005 and discontinued operations of $6.1 million for the nine months ended September 30, 2005.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	September 30, 2006
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$9.2	$4.3	$13.5	$925.2	$305.3	$1,230.5
Greater than 12 months	40.5	20.9	61.4	1,348.7	603.0	1,951.7

Total investment grade fixed maturities	49.7	25.2	74.9	2,273.9	908.3	3,182.2
BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	3.1	0.5	3.6	101.7	17.1	118.8
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	3.1	0.5	3.6	101.7	17.1	118.8
Equity securities	—	—	—	—	—	—

Total fixed maturities and equity securities	$52.8	$25.7	$78.5	$2,375.6	$925.4	$3,301.0

	December 31, 2005
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$24.5	$14.2	$38.7	$1,571.7	$764.0	$2,335.7
Greater than 12 months	18.0	8.7	26.7	404.1	191.7	595.8

Total investment grade fixed maturities	42.5	22.9	65.4	1,975.8	955.7	2,931.5
BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	6.2	2.8	9.0	134.4	36.9	171.3
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	6.2	2.8	9.0	134.4	36.9	171.3
Equity securities	—	0.1	0.1	—	1.4	1.4

Total fixed maturities and equity securities	$48.7	$25.8	$74.5	$2,110.2	$994.0	$3,104.2

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)	September 30, 2006
	Rating Agency Equivalent Designation	Amortized Cost			Fair Value
NAIC Designation		Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,994.7	$922.6	$3,917.3	$2,981.4	$915.6	$3,897.0
2	Baa	843.6	410.7	1,254.3	834.0	411.3	1,245.3
3	Ba	93.7	30.4	124.1	93.8	31.4	125.2
4	B	119.3	33.7	153.0	120.9	34.7	155.6
5	Caa and lower	39.2	9.2	48.4	39.4	9.6	49.0
6	In or near default	—	1.3	1.3	—	2.8	2.8

Total fixed maturities		$4,090.5	$1,407.9	$5,498.4	$4,069.5	$1,405.4	$5,474.9

	December 31, 2005
	Rating Agency Equivalent Designation	Amortized Cost			Fair Value
NAIC Designation		Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,779.9	$1,111.3	$3,891.2	$2,787.3	$1,108.7	$3,896.0
2	Baa	850.5	580.3	1,430.8	848.8	591.6	1,440.4
3	Ba	96.2	56.2	152.4	95.6	56.7	152.3
4	B	114.8	37.4	152.2	114.1	37.6	151.7
5	Caa and lower	47.9	7.6	55.5	53.4	9.4	62.8
6	In or near default	1.9	1.9	3.8	3.0	2.0	5.0

Total fixed maturities		$3,891.2	$1,794.7	$5,685.9	$3,902.2	$1,806.0	$5,708.2

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	61.9%	39.3%	32.7%	54.6%	74.7%	55.6%	43.4%	33.0%	47.9%	N/M	52.1%
Catastrophe losses	0.4%	14.8%	12.2%	4.9%	—	1.4%	39.1%	11.7%	18.9%	N/M	10.1%
Loss development	(6.7)%	2.5%	2.0%	(3.9)%	(27.4)%	(16.3)%	(8.6)%	(3.8)%	(11.7)%	N/M	(6.8)%

Total loss reserves	55.6%	56.6%	46.9%	55.6%	47.3%	40.7%	73.9%	40.9%	55.1%	N/M	55.4%
Loss adjustment expenses	12.9%	8.4%	5.1%	11.4%	9.9%	9.1%	11.3%	8.3%	9.9%	N/M	10.9%
Pre-tax catastrophe LAE	0.2%	3.3%	1.0%	1.2%	—	—	4.7%	0.6%	2.0%	N/M	1.5%
Policy acquisition and other underwriting expenses				29.4%					41.5%	N/M	33.8%
Policyholders’ dividends				—					—	N/M	—

Combined				97.6%					108.5%	N/M	101.6%

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	61.8%	47.4%	36.4%	57.4%	77.7%	52.5%	48.9%	44.9%	53.9%	N/M	56.1%
Catastrophe losses	1.6%	88.9%	8.0%	24.8%	—	0.2%	166.6%	11.9%	70.4%	N/M	41.4%
Loss development	(5.2)%	(3.2)%	11.3%	(4.3)%	(1.0)%	(4.6)%	(3.5)%	(11.3)%	(4.7)%	N/M	(4.2)%

Total loss reserves	58.2%	133.1%	55.7%	77.9%	76.7%	48.1%	212.0%	45.5%	119.6%	N/M	93.3%
Loss adjustment expenses	11.1%	8.7%	3.4%	10.2%	9.7%	8.1%	11.7%	8.5%	9.8%	N/M	10.1%
Pre-tax catastrophe LAE	—	1.9%	—	0.5%	—	—	2.3%	—	1.0%	N/M	0.7%
Policy acquisition and other underwriting expenses				27.1%					37.6%	N/M	30.7%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				115.7%					168.1%	N/M	134.8%

THE HANOVER INSURANCE GROUP PROPERTY AND CASUALTY STATUTORY UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM	RATIOS EXCLUDE REINSTATEMENT PREMIUM

	Quarter ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and development	61.9%	39.3%	32.7%	54.6%	74.7%	55.6%	43.4%	33.0%	47.9%	N/M	52.1%
Catastrophe losses	0.4%	14.8%	12.2%	4.9%	—	1.4%	39.1%	11.7%	18.9%	N/M	10.1%
Loss development	(6.7)%	2.5%	2.0%	(3.9)%	(27.4)%	(16.3)%	(8.6)%	(3.8)%	(11.7)%	N/M	(6.8)%

Total loss reserves	55.6%	56.6%	46.9%	55.6%	47.3%	40.7%	73.9%	40.9%	55.1%	N/M	55.4%
Loss adjustment expenses	12.9%	8.4%	5.1%	11.4%	9.9%	9.1%	11.3%	8.3%	9.9%	N/M	10.9%
Pre-tax catastrophe LAE	0.2%	3.3%	1.0%	1.2%	—	—	4.7%	0.6%	2.0%	N/M	1.5%
Policy acquisition and other under- writing expenses				29.4%					41.5%	N/M	33.8%
Policyholders’ dividends				—					—	N/M	—

Combined				97.6%					108.5%	N/M	101.6%

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	61.1%	41.0%	32.3%	54.5%	77.7%	52.1%	44.7%	42.4%	51.3%	N/M	53.3%
Catastrophe losses	1.6%	76.8%	7.1%	23.6%	—	0.2%	152.4%	11.3%	67.1%	N/M	39.3%
Loss develop- ment	(5.1)%	(2.8)%	10.1%	(4.1)%	(1.0)%	(4.5)%	(3.2)%	(10.6)%	(4.4)%	N/M	(3.9)%

Total loss reserves	57.6%	115.0%	49.5%	74.0%	76.7%	47.8%	193.9%	43.1%	114.0%	N/M	88.7%
Loss adjustment expenses	10.9%	7.5%	3.0%	9.7%	9.7%	8.0%	10.7%	8.0%	9.4%	N/M	9.6%
Pre-tax catastrophe LAE	—	1.7%	—	0.5%	—	—	2.1%	—	0.9%	N/M	0.7%
Policy acquisition and other under- writing expenses				25.8%					35.8%	N/M	29.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				110.0%					160.2%	N/M	128.3%

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Nine Months ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	61.1%	42.1%	32.8%	54.8%	76.9%	51.7%	43.7%	32.1%	47.4%	N/M	52.1%
Catastrophe losses	0.3%	8.8%	5.5%	2.9%	—	1.3%	15.4%	9.8%	8.8%	N/M	5.1%
Loss develop- ment	(5.4)%	0.9%	(6.8)%	(3.7)%	(19.0)%	(8.2)%	(5.9)%	(3.7)%	(7.6)%	N/M	(5.1)%

Total loss reserves	56.0%	51.8%	31.5%	54.0%	57.9%	44.8%	53.2%	38.2%	48.6%	N/M	52.1%
Loss adjustment expenses	12.5%	8.4%	5.8%	11.1%	11.0%	8.3%	11.7%	7.9%	10.0%	N/M	10.7%
Pre-tax catastrophe LAE	—	0.9%	0.3%	0.3%	—	—	2.2%	0.2%	0.9%	N/M	0.5%
Policy acquisition and other under- writing expenses				29.6%					39.1%	N/M	33.2%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				95.0%					98.8%	N/M	96.6%

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	64.2%	45.3%	35.1%	58.1%	77.7%	51.9%	48.2%	39.3%	52.6%	N/M	56.1%
Catastrophe losses	0.6%	29.8%	4.2%	8.9%	—	0.2%	55.1%	5.6%	24.5%	N/M	14.5%
Loss develop- ment	(3.5)%	(2.2)%	0.3%	(3.0)%	4.4%	(1.8)%	(4.3)%	(6.0)%	(2.5)%	N/M	(2.7)%

Total loss reserves	61.3%	72.9%	39.6%	64.0%	82.1%	50.3%	99.0%	38.9%	74.6%	N/M	67.9%
Loss adjustment expenses	10.7%	6.4%	3.1%	9.3%	11.0%	8.5%	10.5%	7.9%	9.7%	N/M	9.5%
Pre-tax catastrophe LAE	—	0.6%	—	0.2%	—	—	0.7%	—	0.3%	N/M	0.2%
Policy acquisition and other under- writing expenses				27.6%					36.4%	N/M	30.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				101.1%					121.1%	N/M	108.5%

THE HANOVER INSURANCE GROUP PROPERTY AND CASUALTY STATUTORY UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM	RATIOS EXCLUDE REINSTATEMENT PREMIUM

	Nine Months ended September 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	61.1%	42.1%	32.8%	54.8%	76.9%	51.7%	43.7%	32.1%	47.4%	N/M	52.1%
Catastrophe losses	0.3%	8.8%	5.5%	2.9%	—	1.3%	15.4%	9.8%	8.8%	N/M	5.1%
Loss develop- ment	(5.4)%	0.9%	(6.8)%	(3.7)%	(19.0)%	(8.2)%	(5.9)%	(3.7)%	(7.6)%	N/M	(5.1)%

Total loss reserves	56.0%	51.8%	31.5%	54.0%	57.9%	44.8%	53.2%	38.2%	48.6%	N/M	52.1%
Loss adjustment expenses	12.5%	8.4%	5.8%	11.1%	11.0%	8.3%	11.7%	7.9%	10.0%	N/M	10.7%
Pre-tax catastrophe LAE	—	0.9%	0.3%	0.3%	—	—	2.2%	0.2%	0.9%	N/M	0.5%
Policy acquisition and other under- writing expenses				29.6%					39.1%	N/M	33.2%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				95.0%					98.8%	N/M	96.6%

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	64.0%	43.3%	33.8%	57.1%	77.7%	51.8%	46.8%	38.5%	51.8%	N/M	55.2%
Catastrophe losses	0.6%	28.5%	4.0%	8.8%	N/M	0.2%	53.5%	5.5%	24.1%	N/M	14.2%
Loss develop- ment	(3.5)%	(2.1)%	0.3%	(3.0)%	4.4%	(1.8)%	(4.2)%	(5.9)%	(2.5)%	N/M	(2.6)%

Total loss reserves	61.1%	69.7%	38.1%	62.9%	82.1%	50.2%	96.1%	38.1%	73.4%	N/M	66.8%
Loss adjustment expenses	10.7%	6.1%	3.0%	9.1%	11.0%	8.4%	10.2%	7.7%	9.5%	N/M	9.3%
Pre-tax catastrophe LAE	—	0.6%	—	0.2%	—	—	0.7%	—	0.3%	N/M	0.2%
Policy acquisition and other under- writing expenses				27.1%					35.8%	N/M	30.4%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				99.3%					119.1%	N/M	106.7%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q3 06	Q2 06	Q1 06	2005	Q4 05	Q3 05	Q2 05	Q1 05
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$35.0	$53.7	$49.0	$143.2	$74.4	$(27.8)	$57.4	$39.2
Commercial Lines	7.7	30.2	39.0	(35.0)	14.5	(101.0)	31.0	20.5
Other Property and Casualty	10.1	2.3	3.7	5.5	0.6	1.1	1.7	2.1

Total Property and Casualty	52.8	86.2	91.7	113.7	89.5	(127.7)	90.1	61.8
Life Companies	(1.1)	(1.0)	(1.9)	(18.7)	(1.0)	(0.9)	(7.5)	(9.3)
Interest expense on corporate debt	(10.0)	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income (loss) before federal income taxes	$41.7	$75.3	$79.8	$55.1	$78.5	$(138.6)	$72.7	$42.5

Federal income tax (expense) benefit on segment income	(14.1)	(23.6)	(23.6)	(1.0)	(1.3)	29.6	(19.5)	(9.8)

Total segment income (loss) after federal income taxes	$27.6	$51.7	$56.2	$54.1	$77.2	$(109.0)	$53.2	$32.7

Change in prior years tax reserves	—	—	—	2.3	—	—	2.3	—
Federal income tax settlement	—	—	—	9.5	9.5	—	—	—
Net realized investment gains (losses), net of amortization	2.0	3.6	5.8	18.6	5.7	(2.0)	3.6	11.3
Gains (losses) on derivative instruments	0.1	0.1	—	(0.3)	—	0.2	(0.3)	(0.2)
Restructuring costs	(0.5)	(0.6)	(0.3)	(2.1)	(0.8)	(0.4)	(0.2)	(0.7)
Federal income tax (expense) benefit on non-segment income	(0.7)	(1.1)	(1.7)	(5.6)	(7.2)	5.8	(1.5)	(2.7)

Income (loss) from continuing operations	28.5	53.7	60.0	76.5	84.4	(105.4)	57.1	40.4
Income from discontinued variable life insurance and annuity business, net of taxes	—	—	—	42.7	4.1	17.6	14.9	6.1
(Loss) income on disposal of variable life insurance and annuity business, net of taxes	(2.9)	(2.8)	(20.1)	(444.4)	30.2	(474.6)	—	—
Gain on sale of Financial Profiles, Inc., net of taxes	7.8	—	—	—	—	—	—	—

Income (loss) before cumulative effect of accounting change	33.4	50.9	39.9	(325.2)	118.7	(562.4)	72.0	46.5
Cumulative effect of change in accounting principle, net of taxes	—	—	0.6	—	—	—	—	—

NET INCOME (LOSS)	$33.4	$50.9	$40.5	$(325.2)	$118.7	$(562.4)	$72.0	$46.5

PER SHARE DATA (DILUTED)
INCOME (LOSS) FROM CONTINUING OPERATIONS	$0.56	$1.04	$1.12	$1.42	$1.56	$(1.97)	$1.06	$0.75
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES	$0.09	$(0.05)	$(0.38)	$(7.44)	$0.63	$(8.54)	$0.28	$0.11
NET INCOME (LOSS)	$0.65	$0.99	$0.75	$(6.02)	$2.19	$(10.51)	$1.34	$0.86

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	51.3	51.6	53.6	54.0	54.2	53.5	53.9	53.8

BALANCE SHEET
Total investments	$5,719.3	$5,601.4	$5,841.8		$6,008.3	$7,535.0	$7,678.4	$7,663.9
Separate account assets	$524.2	$528.4	$564.0		$571.9	$9,385.9	$9,444.6	$9,726.0
Total assets	$9,844.0	$9,689.1	$10,156.8		$10,634.0	$21,647.1	$21,846.6	$22,167.8
Total shareholders’ equity	$1,909.3	$1,770.0	$1,843.0		$1,951.3	$1,867.7	$2,490.5	$2,325.2
Book value per share	$37.49	$34.77	$35.35		$36.30	$34.81	$46.60	$43.53
Book value per share, excluding accumulated other comprehensive income	$39.20	$38.46	$37.77		$37.33	$35.47	$46.01	$44.67

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ending September 30, 2005 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2004	Q4 04	Q3 04	Q2 04	Q1 04
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$134.6	$45.9	$42.1	$35.8	$10.8
Commercial Lines	58.0	26.0	(7.1)	12.6	26.5
Other Property and Casualty	5.4	1.7	1.7	0.7	1.3

Total Property and Casualty	198.0	73.6	36.7	49.1	38.6
Life Companies	(22.3)	(8.7)	(2.1)	(6.9)	(4.6)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$135.8	$54.9	$24.6	$32.3	$24.0

Federal income tax expense on segment income	(26.6)	(12.6)	(4.5)	(6.3)	(3.2)

Total segment income after federal income taxes	$109.2	$42.3	$20.1	$26.0	$20.8

Federal income tax settlement	30.4	0.1	—	0.2	30.1
Net realized investment gains (losses), net of amortization	16.1	3.7	(5.5)	6.8	11.1
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations	(0.2)	0.1	2.9	—	(3.2)
Gains on derivative instruments	1.3	0.9	0.1	0.3	—
Restructuring costs	(8.5)	(2.7)	(0.3)	(2.2)	(3.3)
Federal income tax (expense) benefit on non-segment income	(3.0)	(0.9)	0.5	(1.9)	(0.7)

Income from continuing operations	145.3	43.5	17.8	29.2	54.8
Income (loss) from discontinued variable life and annuity business, net of taxes	37.2	19.6	(0.1)	3.2	14.5

Income before cumulative effect of accounting change	182.5	63.1	17.7	32.4	69.3
Cumulative effect of change in accounting principle, net of taxes	(57.2)	—	—	—	(57.2)

NET INCOME	$125.3	$63.1	$17.7	$32.4	$12.1

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$2.71	$0.81	$0.33	$0.54	$1.02
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$0.69	$0.37	$—	$0.06	$0.27
NET INCOME	$2.34	$1.18	$0.33	$0.60	$0.23
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.7	53.7	53.6	53.7	53.7

BALANCE SHEET
Total investments		$8,265.7	$8,253.1	$8,091.3	$8,239.5
Separate account assets		$10,455.0	$10,086.0	$10,740.3	$11,304.9
Total assets		$23,719.2	$23,448.9	$24,030.5	$24,763.9
Total shareholders’ equity		$2,339.5	$2,294.2	$2,207.2	$2,289.3
Book value per share		$43.91	$43.09	$41.48	$43.04
Book value per share, excluding accumulated other comprehensive income		$43.85	$42.69	$42.36	$41.77

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Other Information

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2006
	Price Range		Dividends Per Share
	High	Low
March 31	$53.12	$42.98	—
June 30	$54.11	$43.17	—
September 30	$48.49	$41.17	—
December 31

Quarter Ended	2005
	Price Range		Dividends Per Share
	High	Low
March 31	$36.50	$30.27	—
June 30	$37.29	$32.85	—
September 30	$42.11	$37.13	—
December 31	$42.03	$37.20	0.25

INDUSTRY RATINGS AS OF October 30, 2006

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1
Citizens Insurance Company of America	A-	BBB+	Baa1
Life Insurance Companies:
First Allmerica Financial Life Insurance Company	B+	BBB-	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc. Senior Debt	bbb-	BB+	Ba1
The Hanover Insurance Group, Inc. Capital Securities	bb	B+	Ba2
The Hanover Insurance Company Short Term Debt	—	—	NP

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Hanover.com

Kenneth Popeleski

Director, Investor Relations

(508) 855-4022

kpopeleski@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com